UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 1, 2009

Commission File Number: 000-53176

AEON HOLDINGS INC.
(Exact Name of registrant as specified in charter)

Delaware
(State or other jurisdiction of incorporation or organization)

10000 N.E. 7th Avenue, Suite 100-C
Vancouver, Washington 98685
(Address of principal executive offices)

360-977-6820
(Registrant’s telephone number, including area code)

Novori Inc.
5550 152nd Street, Suite 206
Surrey, British Columbia, Canada V3S 5J9
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 5.02 - APPOINTMENT OF OFFICER

On July 21, 2010 Edward McGinnis resigned as the President, and Brandon Toth was appointed as President.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: 09/01/2010	AEON HOLDINGS, INC. (Registrant)
By: /s/ Brandon Toth Brandon Toth, Director